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                                                                EXHIBIT 23.2


                        INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of The Davey Tree Expert Company on Form S-8 of our report dated February 14, 1997, appearing in the Annual Report on Form 10-K of The Davey Tree Expert Company for the year ended December 31, 1996.


/s/ DELOITTE & TOUCHE LLP

Cleveland, Ohio
March 26, 1997


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